Exhibit 21.1

NOBLE CORPORATION PLC SUBSIDIARIES (as of December 31, 2019)

Name	Country of incorporation
Bully 1 (Switzerland) GmbH	Switzerland
Bully 1 (US) Corporation	Delaware
Bully 2 (Switzerland) GmbH	Switzerland
Frontier Driller Cayman, Ltd.	Cayman Islands
Frontier Driller Kft.	Hungary
Frontier Driller, Inc.	Delaware
Frontier Driller, Ltd.	Cayman Islands/Luxembourg
Maurer Technology Incorporated	Delaware
NE do Brasil Participacoes E Investimentos Ltda.	Brazil
NE Drilling Servicos do Brasil Ltda.	Brazil
Noble (Servco) UK Limited	United Kingdom	*
Noble 2018-I Guarantor LLC	Delaware
Noble 2018-II Guarantor LLC	Delaware
Noble 2018-III Guarantor LLC	Delaware
Noble 2018-IV Guarantor LLC	Delaware
Noble Asset Mexico LLC	Delaware
Noble BD LLC	Delaware
Noble Bill Jennings LLC	Delaware
Noble Boudreaux Limited	Cayman Islands
Noble Campeche Limited	Cayman Islands
Noble Cayman Limited	Cayman Islands
Noble Cayman SCS Holding Limited	Cayman Islands
Noble Cayman SCS Holding Ltd.	Cayman Islands
Noble Contracting II GmbH	Switzerland
Noble Contracting Offshore Drilling (M) Sdn Bhd	Malaysia
Noble Corporation	Cayman Islands
Noble Corporation Holding LLC	Delaware
Noble Corporation Holdings Limited	Cayman Islands
Noble Dave Beard Limited	Cayman Islands
Noble Deepwater (B) Sdn. Bhd.	Brunei
Noble Deepwater Ltd.	Cayman Islands
Noble Downhole Technology Ltd.	Cayman Islands
Noble Drilling (Carmen) Limited	Cayman Islands
Noble Drilling (Cyprus) Limited - (pending dissolution)	Cyprus
Noble Drilling (Ghana) Limited	Ghana
Noble Drilling (Guyana) Inc.	Guyana
Noble Drilling (Jim Thompson) LLC	Delaware
Noble Drilling (Land Support) Limited	Scotland
Noble Drilling (Luxembourg) S.à r.l	Luxembourg
Noble Drilling (Myanmar) Limited	Myanmar
Noble Drilling (Nederland) II B.V.	Netherland
Noble Drilling (Norway) AS	Norway
Noble Drilling (Paul Wolff) Ltd.	Cayman Islands

Exhibit 21.1

NOBLE CORPORATION PLC SUBSIDIARIES (as of December 31, 2019)

Noble Drilling (TVL) Ltd.	Cayman Islands
Noble Drilling (U.S.) LLC	Delaware
Noble Drilling Americas LLC	Delaware
Noble Drilling Arabia Company Ltd.	Saudi Arabia
Noble Drilling Arabia Services LLC	Delaware
Noble Drilling Contracting (Egypt) LLC	Egypt
Noble Drilling Doha LLC	Doha, Qatar
Noble Drilling Egypt LLC	Egypt
Noble Drilling Exploration Company	Delaware
Noble Drilling Holding GmbH	Switzerland
Noble Drilling Holding LLC	Delaware
Noble Drilling Holdings (Cyprus) Limited	Cyprus
Noble Drilling International GmbH	Switzerland
Noble Drilling Mexico, S. De R.L. De C.V.	Mexico
Noble Drilling NHIL LLC	Delaware
Noble Drilling Offshore (Labuan) Pte Ltd.	Labuan, Malaysia
Noble Drilling Offshore Limited	Cayman Islands
Noble Drilling Services (Canada) Corporation	Nova Scotia, Canada
Noble Drilling Services 2 LLC	Delaware
Noble Drilling Services 3 LLC	Delaware
Noble Drilling Services 6 LLC	Delaware
Noble Drilling Services Inc.	Delaware
Noble Drilling Singapore Pte. Ltd	Singapore
Noble Drilling West Africa Limited	Nigeria
Noble Drillships 2 S.à r.l	Luxembourg
Noble Drillships Holdings 2, Ltd.	Cayman Islands
Noble Drillships Holdings, Ltd.	Cayman Islands
Noble Drillships S.à r.l	Luxembourg
Noble DT LLC	Delaware
Noble Eagle Corporation	Delaware
Noble Earl Frederickson LLC	Delaware
Noble Engineering & development de Venezuela C.A	Venezuela
Noble Engineering & Development de Venezuela C.A.	Venezuela
Noble FDR Holdings Limited	Cayman Islands
Noble Finance Luxembourg Sarl	Luxembourg	*
Noble Financing Services Limited	Cayman Islands
Noble Gene Rosser Limited	Cayman Islands
Noble Holding (Luxemboug) Sarl	Luxembourg
Noble Holding (Switzerland) GmbH	Switzerland
Noble Holding (U.S.) Eagle Corporation	Delaware
Noble Holding (U.S.) LLC	Delaware
Noble Holding Europe S.à r.l.	Luxembourg
Noble Holding International Limited	Cayman Islands
Noble Holding International S.à r.l.	Luxembourg
Noble Holding Land Support Limited	UK

Exhibit 21.1

NOBLE CORPORATION PLC SUBSIDIARIES (as of December 31, 2019)

Noble Holding UK Limited	United Kingdom	*
Noble International Finance Company	Cayman Islands
Noble International Services LLC	Delaware
Noble John Sandifer LLC	Delaware
Noble Johnnie Hoffman LLC	Delaware
Noble Leasing (Switzerland) GmbH	Switzerland
Noble Leasing III (Switzerland) GmbH	Switzerland
Noble Mexico Limited	Cayman Islands
Noble Mexico Services Limited	Cayman Islands
Noble NBD Cayman LP	Cayman Islands
Noble NBD GP Holding	Cayman Islands
Noble NBD LP Holding	Cayman Islands
Noble NDC Cayman Limited	Cayman Islands
Noble NDC Holding (Cyprus) Limited	Cyprus
Noble NEC Holdings Limited	United Kingdom
Noble North Africa Limited	Cayman Islands
Noble Offshore (Ireland) Limited	Ireland
Noble Offshore (North Sea) Ltd.	Cayman Islands
Noble Offshore Contracting Limited	Cayman Islands
Noble Offshore Mexico Limited	Cayman Islands
Noble Offshore Services de Mexico, S. de R.L. de C.V.	Mexico
Noble Resources Limited	Cayman Islands
Noble Rig Holding 2 Limited	Cayman Islands
Noble Rig Holding I Limited	Cayman Islands
Noble Rig Holdings Limited	Cayman Islands
Noble SA Limited	Cayman Islands
Noble SA LLC	Delaware
Noble SCS Cayman LP	Cayman Islands
Noble SCS Holding Limited	Cayman Islands
Noble Services International Limited	Cayman Islands
Sedco Dubai LLC	Dubai, UAE
Triton Engineering Services Company	Delaware
Triton Engineering Services Company, S.A.	Venezuela
Triton International de Mexico S. A. De C.V.	Mexico
Triton International, Inc.	Delaware

*	Indicates subsidiary of Noble Corporation plc only. Noble Corporation plc owns 50 percent of Noble (Servco) UK Limited solely and 50 percent in common with Noble Corporation.